SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                 FORM 8-K


                              CURRENT REPORT
                  Pursuant to section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                     Date of Report:  August 28, 1996


                       EQUITABLE OF IOWA COMPANIES
        (Exact Name of Registrant as Specified in Its Chapter)

                                   Iowa
               (State or Other Jurisdiction of Incorporation)

              0-8590                                42-1083593
     (Commission File Number)          (I.R.S. Employer Identification No.)

604 Locust Street, P.O. Box 1635, Des Moines, IA                     50306
  (Address of Principal Executive Offices)                        (Zip Code)

                             (515) 245-6911
           (Registrant's Telephone Number, Including Area Code)





























ITEM 2.   Acquisition or Disposition of Assets

     On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable"), a New York corporation, from Whitewood Properties Corp. ("Whitewood"), a New York corporation and wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"), pursuant to the terms of a Stock Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood (the "Purchase Agreement"). BT Variable, in turn, owns all the outstanding capital stock of Golden American Life Insurance Company, a Delaware stock life insurance company, and all of the outstanding capital stock of Directed Services, Inc., a New York corporation. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. The funds used in completing the acquisition were obtained primarily through a recent offering of securities undertaken by Equitable of Iowa Companies Capital Trust ("Equitable Trust"), an affiliate of Equitable, the proceeds of which were loaned to Equitable in exchange for subordinated debentures issued by Equitable to Equitable Trust. Additional funds were provided by reducing short-term investments of Equitable and its insurance subsidiaries. Funds provided by Equitable's insurance subsidiaries were transferred to Equitable in the form of dividends paid.

ITEM 7.  Financial Statements and Exhibits

          2.    Plan of Acquisition

                (a) Stock Purchase Agreement dated as of May 3, 1996 between Equitable of Iowa Companies and Whitewood Properties Corp. (excluding Exhibit 1 thereto (form of Bankers Trust guarantee) and
          Exhibit 2 thereto (drafts of financial statements of BT Variable, Inc.). Equitable hereby undertakes to furnish supplementally a copy of the omitted Exhibits to the Commission upon request.

          23.   Consent of Experts and Counsel

                (a)  Consent of Independent Auditors

          27.   Financial Data Schedules

          99.1. Audited Consolidated Financial Statements, BT Variable, Inc. and Subsidiaries

          The audited consolidated financial statements of BT Variable, Inc. and Subsidiaries filed as part of this Form 8-K are as follows:

          Report of Independent Auditors.

          Consolidated Balance Sheets as of December 31, 1995 and 1994.

          Consolidated Statements of Operations, Years Ended December 31,
            1995 and 1994.

          Consolidated Statements of Changes in Stockholder's Equity, Years
            Ended December 31, 1995 and 1994.

          Consolidated Statements of Cash Flows, Years Ended December 31,
            1995 and 1994.

          Notes to Consolidated Financial Statements, December 31, 1995.

          99.2. Unaudited Condensed Consolidated Financial Statements, BT Variable, Inc. and Subsidiaries

          The unaudited condensed consolidated financial statements of BT Variable, Inc. and Subsidiaries filed as part of this Form 8-K are as follows:

          Condensed Consolidated Balance Sheets (Unaudited) as of June 30,
            1996 and December 31, 1995.

          Condensed Consolidated Statements of Operations (Unaudited), Six
            Months Ended June 30, 1996 and 1995.

          Condensed Consolidated Statements of Cash Flows (Unaudited), Six
            Months Ended June 30, 1996 and 1995.

          Notes to Condensed Consolidated Financial Statements (Unaudited),
            June 30, 1996.

          99.3. Unaudited Pro Forma Condensed Consolidated Financial Statements, Equitable of Iowa Companies and BT Variable, Inc.

          The unaudited pro forma condensed consolidated financial statements of Equitable of Iowa Companies and BT Variable, Inc. filed as part of this Form 8-K are as follows:

          Condensed Consolidated Balance Sheets (Unaudited) as of June 30,
            1996.

          Condensed Consolidated Income Statements (Unaudited), Six Months
            Ended June 30, 1996 and the Year Ended December 31, 1995.

          Notes to Pro Forma Condensed Consolidated Financial Statements
            (Unaudited).























                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITABLE OF IOWA COMPANIES

Date:  August 28, 1996             By:  /s/ John A. Merriman
                                        ----------------------
                                   John A. Merriman,
                                   General Counsel and Secretary















































                                  EXHIBIT INDEX

Exhibit No.              Description
- -----------              -----------
2              Plan of Acquisition

               (a) Stock Purchase Agreement dated as of May 3, 1996 between Equitable of Iowa Companies and Whitewood Properties
               Corp. (excluding Exhibit 1 thereto (form of Bankers Trust guarantee) and Exhibit 2 thereto (drafts of financial statements of BT Variable, Inc.)

23             Consent of Experts and Counsel

               (a) Consent of Independent Auditors

27             Financial Data Schedules

99.1           Audited Consolidated Financial Statements, BT Variable, Inc.
               and Subsidiaries

               The audited consolidated financial statements of BT Variable, Inc. and Subsidiaries filed as part of this Form 8-K are as follows:

               Report of Independent Auditors
               Consolidated Balance Sheets as of December 31, 1995 and 1994 Consolidated Statements of Operations, Years Ended
                 December 31, 1995 and 1994
               Consolidated Statements of Changes in Stockholder's Equity,
                 Years Ended December 31, 1995 and 1994
               Consolidated Statements of Cash Flows, Years Ended
                 December 31, 1995 and 1994
               Notes to Consolidated Financial Statements, December 31, 1995


99.2 Unaudited Condensed Consolidated Financial Statements, BT Variable, Inc. and Subsidiaries

               The unaudited condensed consolidated financial statements of BT Variable, Inc. and Subsidiaries filed as part of this Form 8-K are as follows:

               Condensed Consolidated Balance Sheets (Unaudited) as of
                 June 30, 1996 and December 31, 1995
               Condensed Consolidated Statements of Operations (Unaudited),
                 Six Months Ended June 30, 1996 and 1995
               Condensed Consolidated Statements of Cash Flows (Unaudited),
                 Six Months Ended June 30, 1996 and 1995
               Notes to Condensed Consolidated Financial Statements
                 (Unaudited), June 30, 1996

99.3 Unaudited Pro Forma Condensed Consolidated Financial Statements, Equitable of Iowa Companies and BT Variable, Inc.

               The unaudited pro forma condensed consolidated financial statements of Equitable of Iowa Companies and BT Variable, Inc. filed as part of this Form 8-K are as follows:


               Condensed Consolidated Balance Sheets (Unaudited) as of June
                 30, 1996
               Condensed Consolidated Income Statements (Unaudited),
                 Six Months Ended June 30, 1996 and the Year Ended December 31, 1995
               Notes to Pro Forma Condensed Consolidated Financial Statements
                 (Unaudited)